EXHIBIT 10(Q)


              AMENDMENT TO THE CONTINUITY AGREEMENTS AND SEVERANCE AGREEMENTS BETWEEN EMCOR GROUP, INC. AND CERTAIN EXECUTIVES

     This Amendment dated this 23rd of December, 2008 is made by and between EMCOR Group, Inc. (the "Company") and each of the executives (each, an "Executive") named below and shall constitute a separate agreement as to each Executive.

     WHEREAS, the Company and each Executive has entered into a Continuity Agreement or Change of Control Agreement (the "Continuity Agreement") and a Severance Agreement (the "Severance Agreement", and together with the Continuity Agreement, the "Agreements"); and

     WHEREAS, the Company and each of the Executives desires to amend the Agreements as hereafter provided.

     NOW THEREFORE, in consideration of the mutual promises and agreements of the parties as set forth below, the parties agree to amend the Agreements as follows:

The Continuity Agreement is amended as follows:

1. Section 16 of the Continuity Agreement is hereby amended, in its entirety, to read as follows:

     "16. SECTION 409A. Reference is made to Section 409A of the Internal Revenue Code of 1986, as amended, (together with the regulations and other applicable guidance thereunder, "Section 409A"). The following rules shall apply notwithstanding anything to the contrary under this Agreement:

         (a) DELAY IN PAYMENT; OTHER FORMS OF PAYMENT. Subject to the following sentence, any payments payable under Section 4(a) shall be paid in a lump sum six months following the Executive's separation from service, unless at the relevant time the Executive is no longer a specified employee. Any payments payable under Section 4(a), if payable other than within the two-year period following a "change in control event" as that term is defined in the Treasury Regulations under Section 409A, shall be paid in the same form (E.G., a lump sum or installments), and at the same time or over the same period as in that certain Severance Agreement between the Company and the Executive dated April 25, 2005, as amended and in effect. The responsibility for determining whether a Change of Control is a "change in control event" as defined above shall rest with the Committee; provided, that in the absence of an express and reasonable determination to the contrary with respect to a Change of Control, the Compensation Committee shall be deemed to have determined that the Change of Control is a "change in control event" as so defined.

         (b) CERTAIN IN-KIND BENEFITS AND REIMBURSEMENTS. All in-kind benefits required to be provided hereunder, and all reimbursements provided for herein, shall be subject to and paid in accordance with the reimbursement/in-kind benefit rules under Section 409A, including any related policies of the Company.

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         (c) TAX GROSS-UP. The additional payment or payments described in
     Section 5 shall be paid contemporaneously with or as soon as practicable after the related tax is paid but in no event later than December 31 of the calendar year following the calendar year in which such tax is paid.

         (d) COMPLIANCE WITH SECTION 409A. It is the mutual intent of the parties that the payment terms under this Agreement comply with the requirements of Section 409A, and that they be construed accordingly.

         (e) DEFINITIONS. For purposes of this Agreement, all references to termination of employment, retirement, separation from service and similar or correlative terms shall mean a "separation from service" (as defined at Section 1.409A-1(h) of the Treasury Regulations) from the Company and from all other corporations and trades or businesses, if any, that would be treated as a single "service recipient" with the Company under Section 1.409A-1(h)(3) of the Treasury Regulations; and the term "specified employee" shall mean an individual who is determined by the Company to be a specified employee as defined in subsection (a)(2)(B)(i) of Section 409A. The Company may, but need not, elect in writing, subject to the applicable limitations under Section 409A of the Code, any of the special elective rules prescribed in Section 1.409A-1(i) of the Treasury Regulations for purposes of determining "specified employee" status. Any such written election shall be deemed part of this Agreement."

The Severance Agreement is amended as follows:

1. Any and all Sections 16 of the Severance Agreement are hereby deleted, in their entireties.

2. A new Section 16 is added to the Severance Agreement to read, in its entirety, as follows:

     "16. SURVIVORSHIP. The respective rights and obligations of the parties hereunder shall survive any termination of this Agreement to the extent necessary to the intended preservation of such rights and obligations. The provisions of this Article are in addition to the survivorship provisions of any other Article of this Agreement."

3. A new Section 21 is added to the Severance Agreement to read, in its entirety, as follows:

     "21. SECTION 409A. Reference is made to Section 409A of the Internal Revenue Code of 1986, as amended, (together with the regulations and other applicable guidance thereunder, "Section 409A"). The following rules shall apply notwithstanding anything to the contrary under this Agreement:

         (a) DELAY IN PAYMENT; OTHER FORMS OF PAYMENT. Any amounts payable under
     Section 3.02(A) that would have been paid within the six-month period following the Executive's separation from service shall be accumulated and paid, and any amounts payable under Section 3.02(B) or Section 4.01(a) shall be paid, six months following the

     Executive's separation from service or upon the Executive's death if earlier, unless at the relevant time the Executive is no longer a specified employee. Any amounts payable under Section 5.01(ii) or Section 5.01(iii) shall be paid as soon as practicable after death and in all events by the end of the calendar year in which death occurs or, if later, by the 15th day of the third month following the date of death.

         (b) CERTAIN IN-KIND BENEFITS AND REIMBURSEMENTS. All in-kind benefits required to be provided hereunder, and all reimbursements provided for herein, shall be subject to and paid in accordance with the reimbursement/in-kind benefit rules under Section 409A, including any related policies of the Company.

         (c) RELEASE. The release described in Section 6.04 shall be given, if it is given at all, within sixty (60) days of the Executive's separation from service.

         (d) COMPLIANCE WITH SECTION 409A. It is the mutual intent of the parties that the payment terms under this Agreement comply with the requirements of Section 409A, and that they be construed accordingly.

         (e) DEFINITIONS. For purposes of this Agreement, all references to termination of employment, retirement, separation from service and similar or correlative terms shall mean a "separation from service" (as defined at Section 1.409A-1(h) of the Treasury Regulations) from the Company and from all other corporations and trades or businesses, if any, that would be treated as a single "service recipient" with the Company under Section 1.409A-1(h)(3) of the Treasury Regulations; and the term "specified employee" shall mean an individual who is determined by the Company to be a specified employee as defined in subsection (a)(2)(B)(i) of Section 409A. The Company may, but need not, elect in writing, subject to the applicable limitations under Section 409A of the Code, any of the special elective rules prescribed in Section 1.409A-1(i) of the Treasury Regulations for purposes of determining "specified employee" status. Any such written election shall be deemed part of this Agreement."


     Except as amended hereby, the Agreements shall remain in full force and effect in accordance with their terms.

     This Amendment may be executed in two or more counterparts, each of which shall be an original and all of which shall be deemed to constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and agreed to as of the date first written above.

                                             EMCOR GROUP, INC.


                                             By:      /S/ FRANK T. MACINNIS
                                                --------------------------------
                                                Frank T. MacInnis
                                                Chairman of the Board and
                                                Chief Executive Officer


                                             By:      /S/ SHELDON I. CAMMAKER
                                                --------------------------------
                                                Sheldon I. Cammaker
                                                Executive Vice President
                                                and General Counsel


                                             EXECUTIVES
                                                      /S/ FRANK T. MACINNIS
                                             -----------------------------------
                                             Frank T. MacInnis
                                             Chairman of the Board and
                                             Chief Executive Officer


                                                      /S/ ANTHONY J. GUZZI
                                             -----------------------------------
                                             Anthony J. Guzzi
                                             President and Chief Operating
                                             Officer


                                                      /S/ SHELDON I. CAMMAKER
                                             -----------------------------------
                                             Sheldon I. Cammaker
                                             Executive Vice President and
                                             General Counsel


                                                      /S/ R. KEVIN MATZ
                                             -----------------------------------
                                             R. Kevin Matz
                                             Executive Vice President - Shared
                                             Services


                                                      /S/ MARK A. POMPA
                                             -----------------------------------
                                             Mark A. Pompa
                                             Executive Vice President and
                                             Chief Financial Officer